Exhibit 10.119

Space above reserved for recording information

PREPARED BY AND

AFTER RECORDING MAIL TO:

TEACHERS INSURANCE AND ANNUITY

ASSOCIATION OF AMERICA

730 Third Avenue

New York, New York  10017

Attention:  Peter M. Jordan, Esq.

This Assumption and Amendment of Mortgage is an “amendment” as defined in Minnesota Statutes, Section 287.01, subdivision 2, and as such it does not secure a new or an increased amount of debt; accordingly, no mortgage registry tax is due upon recording.

ASSUMPTION AND AMENDMENT OF MORTGAGE

THIS ASSUMPTION AND AMENDMENT OF MORTGAGE (this “Assumption of Mortgage”) is made as of this       day of August, 2006, by and among 80 SOUTH EIGHTH L.L.C., a Delaware limited liability company (“Seller”), whose address is c/o Buck Management Group, LLC, 80 S. Eighth Street, Suite 3450, Minneapolis, Minnesota  55402; MB MINNEAPOLIS 8TH STREET, L.L.C., a Delaware limited liability company (“Buyer”), whose address is 2901 Butterfield Road, Oak Brook, Illinois  60523, and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation (“Lender”), with its principal address of 730 Third Avenue, New York, New York 10017.

RECITALS:

1.             Seller is the Mortgagor/Borrower and Lender is the Mortgagee/Lender under that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement dated December 15, 2004 recorded under Document No. 4057371 in the Office of the Register of Titles, Hennepin County, Minnesota (the “Mortgage”), which encumbers that certain property more particularly described on Exhibit A attached hereto (the “Property”). All capitalized terms herein are defined in accordance with the definitions set forth in the Mortgage.

2.             Seller desires to convey the Property to Buyer and has requested Lender’s consent to such conveyance in accordance with Section 12.2 of the Mortgage. In addition, Buyer has requested that Lender agree to certain modifications to the Deed of Trust.

3.             Subject to the terms of that certain Assumption Agreement of even date herewith (“Assumption Agreement”), executed by Seller, Buyer and Lender, Lender has agreed to consent to such conveyance and to the modifications to the Mortgage set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, Seller, Buyer and Lender hereby agree that the Mortgage is modified and supplemented as follows:

A.            The foregoing recitals are hereby incorporated by reference into this Assumption of Mortgage.

B.            Subject to the terms of the Assumption Agreement, which is incorporated herein by this reference as if fully set forth below, as of the date of recordation of this Assumption of Mortgage (the “Closing Date”), Buyer hereby accepts, assumes and agrees to perform all obligations of Seller under the Mortgage, which is incorporated herein by this reference as if fully set forth below.

C.            Lender hereby consents to the transfer of Seller’s interest in the Property to Buyer; provided that, except as otherwise provided in the Assumption Agreement, Lender does not waive its rights under the Section 12 of the Deed of Trust to consent to future transfers of the Property or interests therein, which shall apply to and be binding upon Buyer. In addition, Buyer acknowledges and agrees that management of the Property will initially be provided by Inland American Office Management, L.L.C., a Delaware limited liability company, and that there shall be no change in management without Lender’s prior written consent in accordance with Section 5.2 of the Deed of Trust.

D.            Buyer and Lender agree that the Mortgage shall be modified as follows, effective as of the date of recording of this Assumption of Mortgage:

1.             Section 10

a.             Section 10.1(a)(i) and Section 10.1(a)(ii) are deleted in their entirety and replaced with the following:

“(i)          prepared and certified by Borrower as true and correct (except that from and after the occurrence of an Event of Default, audited by a CPA satisfactory to Lender)’

(ii)           if required to be audited by a CPA, accompanied by an opinion of the CPA that, in all material respects, the Annual Financial Statement fairly presents the financial position and performance of the Property; and”

2.             Section 12.

a.             Section 12.1(b) is revised to read as follows:

(b)           Borrower represents, warrants and covenants that:

(i)            Borrower is a Delaware limited liability company whose sole member is Minto Builders (Florida), Inc., a Florida corporation (the “Existing Member”).

(ii)           If Borrower’s members are in turn partnerships, corporations or limited liability companies, the general partners, principals or members thereof are as follows:

Existing Member is a qualified real estate investment trust, whose sole holders of common and preferred stock are Inland American Real Estate Trust, Inc., Inland Western Retail Real Estate Trust, Inc., Minto Holdings, inc. and one hundred twenty (120) unrelated shareholders (collectively, the “Sole Shareholders”).

3.             Sections 12.2(b)(i)-(v) are deleted in their entirety and replaced with the following:

(i)  any issuance, sale or transfer of interests in Existing Member among the Sole Shareholders provided that subsequent thereto Inland American Real Estate Trust, Inc. and/or Inland Western Retail Real Estate Trust, Inc., individually or collectively shall own and retain, directly or indirectly, not less than 51% of the ownership and voting interests in Existing Member, and

(ii)  Transfers of interests in any of the Sole Shareholders, and

(iii)  the merger of Existing Member or any of the Sole Shareholders with any of the following entities:  Inland Retail Real Estate Trust, Inc., a Maryland corporation, Inland Real Estate Corporation, a Maryland corporation, Inland Real Estate Investment corporation, a Delaware corporation, Inland American Real Estate Trust, Inc., a Maryland corporation, Inland Western Retail Estate Trust, Inc., a Maryland corporation, any other real estate investment trust sponsored by Inland Real Estate Investment Corporation, or any other entity composed entirely of any of the foregoing; provided that such successor merger transferee entity shall be a publicly traded real estate investment trust.

E.             For the purposes of Section 17.1 of the Mortgage, Borrower’s notice address shall be as follows:

MB Minneapolis 8th Street, L.L.C.
c/o The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attn: Lori Foust
with a copy to:
The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attn: Dennis Holland, Esq.
Law Department

F.             The Mortgage, as amended by this instrument, shall be deemed to secure the Note, as amended by the Assumption of Note dated, for reference purposes only, as of the date hereof executed by Seller, Buyer and Lender.

G.            Buyer represents and warrants that the fixture financing statement included within the Mortgage remains in full force and effect, provided that the name of the record owner shall be Buyer. Buyer hereby authorizes Lender to file new financing statements or a renewal of same as required during the Term of the Note to keep the above representation in full force and effect.

H.            Seller and Buyer (to the best of Buyer’s knowledge) represent and warrant to Lender that (a) the Mortgage is in full force and effect, (b) no Event of Default has occurred under the Mortgage, and (c) to the best of Seller and Buyer’s knowledge, after due inquiry, no event has occurred which, but for the lapse of any notice period provided in the Mortgage would constitute default under the Mortgage.

I.              Seller and Buyer (to the best of Buyer’s knowledge) represent to Lender that all material representations and warranties made by Borrower in the Mortgage are true and correct as of the date hereof, except for those that were made as to then-current conditions or facts; and Buyer represents to Lender that such warranties and representations shall remain in full force and effect during the Term of the Note.

J.             In the event of any ambiguity in the Mortgage as a result of the execution of this Instrument, the provisions of this Instrument shall govern and control the interpretation of the Mortgage.

K.            This Assumption of Mortgage may be executed in any numbers of counterparts, each of which shall be deemed to be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, this Assumption of Mortgage has been executed as of the day and year set forth above.

SELLER:

80 SOUTH EIGHTH L.L.C.,
a Delaware limited liability company

By:	JBC Opportunity Fund II, L.P.,
a Delaware limited partnership,
its Managing Member

	By:	Buck Investors II, L.L.C., a
Delaware limited liability
company, its General Partner

By:
Name:
		Its:	A Member

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PRIOR PAGE]

BUYER:

MB MINNEAPOLIS 8TH STREET, L.L.C., a
Delaware limited liability company

By:	Minto Builders (Florida), Inc.,
a Florida corporation, its sole Member

By:
Name:
Its:

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDER:

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA, a New York
corporation

By:
Name:
Its:

STATE OF	)
) ss.
COUNTY OF	)

I,               , a notary public in and for said County, in the Sate aforesaid, DO HEREBY CERTIFY that                , a Member of Buck Investors II, L.L.C., a Delaware limited liability company, which is the general partner of JBC Opportunity Fund II, L.P., a Delaware limited partnership, which is the managing member of 80 South Eighth L.L.C., a Delaware limited liability company, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed, sealed and delivered the said instrument in his/her capacity as set forth herein as his/her free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and official seal, this                day of                      , 2006.

Notary Public

(seal or stamp)

STATE OF	)
) ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that             is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to executed the instrument and acknowledged it as the             of Minto Builders  (Florida), Inc., the sole member of MB MINNEAPOLIS 8TH STREET, L.L.C. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated

Notary Public

(seal or stamp)

STATE OF NEW YORK	)
) ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that           is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to executed the instrument and acknowledged it as the           of Teachers Insurance and Annuity Association of America to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated

Notary Public

(seal or stamp)

EXHIBIT “A”

LEGAL DESCRIPTION

PARCEL 1: TRACT A, REGISTERED LAND SURVEY NO. 1592, HENNEPIN COUNTY, MINNESOTA

PARCEL 2: TRACTS B, E, F, AND J, REGISTERED LAND SURVEY NO. 1593, HENNEPIN COUNTY, MINNESOTA

PARCEL 3: NON-EXCLUSIVE EASEMENTS FOR THE BENEFIT OF PARCELS 1 AND 2, CONTAINED IN THE FOLLOWING DOCUMENTS:

(a)           SKYWAY AGREEMENT (NICOLLET MALL SKYWAY) BETWEEN IDS PROPERTIES, INC. AND DAYTON HUDSON CORPORATION DATED FEBRUARY 1, 1971 RECORDED AUGUST 2, 1973 AS DOCUMENT NO. 1079935.

(b)           SKYWAY AGREEMENT (7TH STREET SKYWAY) AMONG SFA-ATLANTA, INC. 80 SOUTH EIGHTH STREET LIMITED PARTNERSHIP, AND 65 1 NICOLLET PARTNERSHIP DATED SEPTEMBER 12, 1989, RECORDED DECEMBER 12, 1990 AS  DOCUMENT NO. 2142430.

(c)           DECLARATION (8TH STREET SKYWAY) DATED FEBRUARY 10, 1982 RECORDED FEBRUARY 22, 1982 AS DOCUMENT NO. 1458821.

(d)           DECLARATION (MARQUETTE AVENUE SKYWAY) DATED JANUARY 22, 1970 RECORDED AUGUST 2, 1973 AS DOCUMENT NO. 1079937, AS AMENDED BY SUPPLEMENT TO DECLARATION, DATED FEBRUARY 11, 1982, RECORDED FEBRUARY 22, 1982 AS DOCUMENT NO. 1458829.

(e)           DECLARATION (MARQUETTE AVENUE TUNNEL) DATED JUNE 30, 1970 RECORDED AUGUST 2, 1973 AS DOCUMENT NO. 1079938, AS AMENDED BY SUPPLEMENT TO DECLARATION DATED FEBRUARY 11, 1982, RECORDED FEBRUARY 22, 1982 AS DOCUMENT NO. 1458828.

(f)            EASEMENTS AND COVENANTS AGREEMENT DATED DECEMBER 4 1991, RECORDED DECEMBER 5, 1991 AS DOCUMENT NO. 2220574, AS AMENDED BY AMENDED AND RESTATED AGREEMENT OF EASEMENTS AND COVENANTS DATED DECEMBER 3 1, 2002, RECORDED JANUARY 23, 2003 AS DOCUMENT NO. 3670146.

(g)           DECLARATION REGARDING CERTAIN EASEMENTS (BAKER BLOCK AND IDS CENTER) DATED FEBRUARY 11, 1982, RECORDED FEBRUARY 22, 1982 AS DOUCMETN NO. 1458830.